UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported) December 16, 2005




                                    FirstFed Financial Corp.
                    (Exact name of registrant as specified in its charter)



      Delaware                  1-9566                 95-4087449
      --------                  ------                 ----------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,       90401-1490
  -------------------------------------------------       ----------
     (Address of principal executive offices)             (Zip Code)


 Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                           Total number of pages is 4
                          Index to Exhibit is on Page 3

ITEM 7.01.  REGULATION  FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of November 30, 2005 attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

     99.1  Monthly Financial Data as of November 30, 2005 (Unconsolidated)

                           S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        FIRSTFED FINANCIAL CORP.



Dated: December 16, 2005                    By: /s/ Douglas J. Goddard
                                                ----------------------
                                                   Douglas J. Goddard
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                                 Page

99.1    Monthly Financial Information as of November 30, 2005          4

                                                              EXHIBIT 99.1

                                                  First Federal Bank of California, fsb
                             MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights
                                                              Unaudited
                                                         (Dollars in thousands)

                              As of, for       As of, for       As of, for       As of, for the 11   As of, for the 11
                              the month ended  the month ended  the month ended  months ended        months ended
                              November 30,     October 31,      November 30,     November 30,        November 30,
                                 2005              2005            2004             2005                2004
                                 ----              ----            ----             ----                ----

Cash and investment securities $      316,748  $       262,338  $     295,728   $      316,748   $      295,728
Total assets                   $   10,239,600  $    10,020,985      7,079,368   $   10,239,600   $    7,079,368

LOANS:
Total mortgage-backed          $       76,228  $        78,034  $     100,334   $       76,228   $      100,334
securities
Total loans, net               $    9,541,125  $     9,389,828  $   6,480,428   $    9,541,125   $    6,480,428

Loans originated/purchased:
  Single family loans          $      330,363  $       328,859  $     363,885   $    3,982,647   $    2,642,055
  Multi-family loans                   24,625           23,265         94,235          399,170          610,142
  Commercial real estate loans            600            5,162          9,750           45,001           51,782
  Other                                 3,087              443          6,540           37,100           71,317
                                   -----------    -------------   ------------    ------------     ------------
                               $      358,675  $       357,729  $     474,410   $    4,463,918   $    3,375,296
                                  ============    =============   ============    ============     ============

Percentage of ARM originated:            100%             100%           100%             100%              99%

Loan repayments:
  Single family loans          $      154,878  $       142,035  $      69,037   $    1,330,282   $      843,553
  Multi-family and commercial
   real estate loans                   63,568           26,122         32,847          394,333          415,749
  Other                                 3,425            6,613          2,117           40,660           39,145
                                  ------------    -------------   ------------    ------------     ------------
                               $      221,871  $       174,770        104,001   $    1,765,275   $    1,298,447
                                  ============    =============   ============    ============     ============

Loans sold                     $       12,623  $        12,119  $          --   $       24,742               --


Average rate on loans
   originated/purchased                 6.54%            6.40%          4.62%            5.79%            4.48%
Percentage of portfolio in
   adjustable rate loans               95.99%           95.99%         90.74%           95.99%           90.74%
Non-performing assets
   to total assets                      0.05%            0.04%          0.02%            0.05%            0.02%

BORROWINGS:
Federal Home Loan Bank
   Advances                    $    3,970,500  $     3,716,600  $   2,735,600   $    3,970,500   $    2,735,600
Reverse
repurchase                     $    1,176,684  $     1,182,784  $     192,000   $    1,176,684   $      192,000
   agreements

DEPOSITS:
Retail deposits                $    2,592,991  $     2,589,767  $   2,540,976   $    2,592,991   $    2,540,976
Wholesale deposits                  1,836,710        1,881,438      1,109,000        1,836,710        1,109,000
                                  ------------    -------------   ------------    ------------     ------------
                               $    4,429,701  $     4,471,205  $   3,649,976   $    4,429,701   $    3,649,976
                                  ============    =============   ============    ============     ============

Net increase (decrease)        $               $                $               $      644,806   $    1,092,550
                                     (41,504)           39,120        211,367

AVERAGE INTEREST RATES:
Yield on loans                          5.84%            5.74%          4.62%            5.18%            4.68%
Yield on investments                    4.53%            4.42%          3.12%            3.99%            2.74%
Yield on earning assets                 5.80%            5.71%          4.55%            5.15%            4.59%
Cost of deposits                        2.94%            2.85%          1.62%            2.30%            1.37%
Cost of borrowings                      3.95%            3.81%          2.51%            3.25%            2.53%
Cost of money                           3.48%            3.35%          2.01%            2.80%            1.89%
Earnings spread                         2.33%            2.36%          2.54%            2.35%            2.70%
Effective net spread                    2.45%            2.47%          2.62%            2.45%            2.78%